HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805      HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

Supplement Dated January 19, 2011 to your Prospectus

SUB-ADVISER ADDITION

TEMPLETON GLOBAL OPPORTUNITIES TRUST – CLASS A

Effective immediately, in the section entitled “The Funds”, under the Investment Objective table, the information for Templeton Global Opportunities Trust is deleted and replaced with the following:

Sub-Account	Investment Objective Summary	Investment Adviser/Sub- Adviser
RETAIL MUTUAL FUNDS:
Templeton Global Opportunities Trust – Class A	Seeks long-term growth of capital	Templeton Global Advisors Limited Sub-advised by Templeton Asset Management Ltd. and Franklin Templeton Investments (Asia) Limited

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.